Provisions (including post-retirement benefits)	12 Months Ended
Dec. 31, 2021
Disclosure of other provisions [abstract]
Provisions (including post-retirement benefits)
25 Provisions (including post-retirement benefits)

	Note	Pensions and post-retirement healthcare(b) US$m	Other employee entitlements(c) US$m	Close-down and restoration/ environmental(d) US$m	Other US$m	Total 2021 US$m	Total 2020 US$m
At 1 January		3,055	419	13,335	856	17,665	15,103
Adjustment on currency translation		(11)	(23)	(483)	(29)	(546)	890
Adjustments to mining properties/right of use assets:	14
– increases to existing and new provisions		—	—	518	3	521	141
– change in discount rate		—	—	—	—	—	816
Charged/(credited) to profit:
– increases to existing and new provisions		161	112	1,475	382	2,130	1,074
– change in discount rate		—	—	—	—	—	140
– unused amounts reversed		—	(21)	(192)	(37)	(250)	(299)
– exchange losses on provisions		—	—	23	—	23	(22)
– amortisation of discount		—	—	415	3	418	377
Utilised in year		(129)	(102)	(541)	(128)	(900)	(774)
Re-measurement (gains)/losses recognised in other comprehensive income		(687)	—	—	—	(687)	250
Transfers and other movements(a)		(291)	9	(8)	(48)	(338)	(31)
At 31 December		2,098	394	14,542	1,002	18,036	17,665
Balance sheet analysis:
Current		66	317	1,023	700	2,106	1,729
Non-current		2,032	77	13,519	302	15,930	15,936
Total		2,098	394	14,542	1,002	18,036	17,665
Projected cash spend for the undiscounted close-down and restoration/environmental clean-up provision

Undiscounted close-down and environmental restoration cash flows	<1yr US$m	1-3 yrs US$m	3-5 yrs US$m	> 5 yrs US$m	Total US$m
At 31 December 2021	1,023	1,652	1,680	14,420	18,775
At 31 December 2020	776	1,203	1,433	13,988	17,400
(a)During the year ended 31 December 2021, the Group entered into an agreement to transfer its partially funded pension obligations in France to an external insurer. The insurance premium was paid by the transfer of the existing pension assets valued at US$89 million plus an additional cash payment of €247 million (US$294 million), of which US$3 million was taken to the income statement. The Group has no further legal or constructive obligation relating to the insured pensions and has reflected this transaction as a settlement.
(b)The main assumptions used to determine the provision for pensions and post-retirement healthcare, and other information, including the expected level of future funding payments in respect of those arrangements, are given in note 42.
(c)The provision for other employee entitlements includes a provision for long service leave of US$272 million (2020: US$283 million), based on the relevant entitlements in certain Group operations and includes US$60 million (2020: US$62 million) of provision for redundancy and severance payments.
(d)The Group’s policy on close-down and restoration costs is described in note 1(l) and in paragraph (iii) under “Critical accounting policies and estimates” on page 230. Close-down and restoration costs are a normal consequence of mining, and the majority of close-down and restoration expenditure is incurred in the years following closure of the mine, refinery or smelter.
Non-current provisions for close-down, restoration and environmental expenditure include amounts relating to environmental clean-up of US$645 million (2020: US$468 million) expected to take place between one and five years from the balance sheet date, and US$1,059 million (2020: US$937 million) expected to take place later than five years after the balance sheet date.
Close-down, restoration and environmental liabilities at 31 December 2021 have not been adjusted for closure related receivables amounting to US$410 million (2020: US$574 million) due from the ERA trust fund and other financial assets held for the purposes of meeting closure obligations. These are included within “Receivables and other assets” on the balance sheet.
Analysis of close-down and restoration/environmental clean-up provisions

As at 31 December	2021 US$m	2020 US$m
Undiscounted close-down and environmental restoration obligations	18,775	17,400
Impact of discounting	(4,233)	(4,065)
Present closure obligation	14,542	13,335
Attributable to:
Operating sites	10,727	10,736
Non-operating sites	3,815	2,599
Total	14,542	13,335
Remaining lives of operations and infrastructure range from one to over 50 years with an average for all sites, weighted by present closure obligation, of around 16 years (2020: 17 years). Although the ultimate cost to be incurred is uncertain, the Group’s businesses estimate their respective costs based on current restoration standards, techniques and expected climate conditions.
Provisions of US$14,542 million (2020: US$13,335 million) for close-down and restoration costs and environmental clean-up obligations are based on risk-adjusted cash flows. The Group re-assessed the closure discount rate in the current year and continues to consider that real rate of 1.5%, applied prospectively since 30 September 2020, is the most appropriate rate to use. This assumption is based on the currency in which we plan to fund the closures and our expectation of long-term interest rate and exchange rate parity at the locations of our operations. Prior to 30 September 2020 and in recent years, the close-down and restoration costs and environmental clean-up obligations were discounted at a real rate of 2.0%. To illustrate the sensitivity of the provision to discounting, if the discount rate at 31 December 2021 were decreased to 1.0% then the provision would be US$1.3 billion higher, of which approximately US$1.2 billion would be capitalised within “Property, plant and equipment” at operating sites and US$0.1 billion would be charged to the income statement for non-operating and fully impaired sites. If the discount rate were increased to 3.0% then the provision would be US$2.8 billion lower, of which approximately US$2.5 billion would result in a decrease within “Property, plant and equipment” at operating sites and US$0.3 billion would be credited to the income statement for non-operating and fully impaired sites.

Closure cost composition as at 31 December	2021 US$m	2020 US$m
Decommissioning, decontamination and demolition	3,343	3,131
Closure and rehabilitation earthworks (a)	4,125	4,223
Long-term water management costs (b)	967	966
Post closure monitoring and maintenance	1,676	1,318
Indirect costs, owners' costs and contingency (c)	4,431	3,697
Total	14,542	13,335
The underlying costs for closure have been estimated with varying degrees of accuracy based on a function of the age of the underlying asset and proximity to closure. For assets within ten years of closure, closure plans and cost estimates are supported by detailed studies which are refined as the closure date approaches. These closure studies consider climate change and plan for resilience to expected climate conditions with a particular focus on precipitation rates. For new developments, consideration of climate change and ultimate closure conditions are an important part of the approval process. For longer-lived assets, closure provisions are typically based on conceptual level studies that are refreshed at least every five years; these are evolving to incorporate greater consideration of forecast climate conditions at closure.
(a)A key component of earthworks rehabilitation involves re-landscaping the area disturbed by mining activities utilising the largely diesel powered heavy mobile equipment. In developing low-carbon solutions for our mobile fleet, this may include electrification of the vehicles during the mine life. The forecast cash flows for the heavy mobile equipment in the closure cost estimate are based on existing fuel sources. The cost incurred during closure could reduce if these activities are powered by renewable energy.
(b)Long-term water management relates to the post-closure treatment of water due to acid rock drainage and other environmental commitments and is an area of research and development focus for our Closure team. The cost of this water processing can continue for many years after the bulk earthworks and demolition activities have completed and are therefore exposed to long-term climate change. This could materially affect rates of precipitation and therefore change the volume of water requiring processing. It is not currently possible to forecast accurately the impact this could have on the closure provision as some of our locations could experience drier conditions whereas others could experience greater rainfall. A further consideration relates to the alternative commercial use for the processed water, which could support ultimate transfer of these costs to a third party.
(c)Indirect costs, owners' costs and contingency include adjustments to the underlying cash flows to align the closure provision with a central-case estimate. This excludes allowances for quantitative estimation uncertainties, which are allocated to the underlying cost driver and presented within the respective cost categories above.

Geographic composition as at 31 December	2021 US$m	2020 US$m
Australia	7,605	7,076
USA	4,057	3,819
Canada	1,662	1,482
Rest of World	1,218	958
Total	14,542	13,335
The geographic composition of the closure provision shows that our closure obligations are largely in countries with established levels of regulation in respect of mine and site closure.